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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 29, 2000

                                 StupidPC, Inc.
               (Exact Name of Registrant as Specified in Charter)


           Georgia                     000-28721               58-2321232
(State or Other Jurisdiction     (Commission File No.)        (IRS Employer
     of Incorporation)                                      Identification No.)


6690 Jones Mill Court, Suite A, Norcross, Georgia                 30092
    (Address of Principal Executive Offices)                    (Zip Code)


                                 (770) 448-4150
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)
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         ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         Pursuant to a Purchase and Sale Agreement (the "Agreement") between Webcat Online, Inc. ("Webcat"), Truco Enterprises, Inc. ("Truco") and StupidPC, Inc. (the "Company") dated September 29, 2000, the Company acquired from Truco 51% of the outstanding common stock of Webcat, a Texas corporation in the business of building and hosting web sites for small to medium size businesses, national associations, government entities, minority vendors and consumers.

         In consideration for the Webcat stock and the cancellation of approximately $500,000 of Webcat's indebtedness, Truco received from the Company (i) 870,000 shares of the Company's Common Stock, no par value; and (ii) a warrant for the purchase of 500,000 shares of the Company's Common Stock at $1.00 per share; and (iii) $200,000. In addition, the Company agreed to lend Webcat $250,000 for working capital, for which the Company received a $250,000 demand note from Webcat. The purchase price was determined through arms-length negotiations between the parties.

         Upon the closing of the acquisition, the Company and Truco, which after the acquisition own, respectively, 51% and 49% of Webcat, entered into a Shareholders Agreement which imposes certain restrictions on the transfer by either party of their stock in Webcat, and provides for a right of first refusal in favor of the other party in the event of a third party offer. Prior to the acquisition, the Company had no material relationship with Webcat or Truco.

         The Company financed the acquisition through the issuance of convertible debentures in an aggregate principal amount of $675,000 and warrants to purchase an aggregate of 2,227,500 shares of the Company's Common Stock.

         The foregoing is not a complete description of the terms of the Agreement and is subject to and qualified in its entirety by reference to the Agreement. A copy of the Agreement is filed as Exhibit 2.1 to this Report and is incorporated herein by reference.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Business Acquired.

         The Financial statements required by this item are not included herewith and will be filed within 60 days of the required filing date of this Form 8-K.

(b)      Pro-Forma Financial Information.

         The financial statements required by this item are not included herewith and will be filed within 60 days of the required filing date of this Form 8-K.

(c)      Exhibits.


                                       2
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         2.1      Purchase and Sale Agreement between Webcat Online, Inc., Truco
Enterprises, Inc. and StupidPC, Inc. dated September 29, 2000.


                                       3
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         STUPIDPC, INC.
                                         (Registrant)



                                 -------------------------------


Date: October 16, 2000
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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                                    DESCRIPTION
------                                    -----------
2.1               Purchase and Sale Agreement between Webcat Online, Inc., Truco
                  Enterprises, Inc. and StupidPC, Inc. dated September 29, 2000.